SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  February 28, 1997
                                                  ------------------------------




                               CHIC BY H.I.S, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Delaware                         1-11722                  13-3494627
--------------------------------------------------------------------------------
(State or other                     (Commission              (IRS Employer
jurisdiction                        File Number)             Identification No.)
of incorporation)





   1372 Broadway
   New York, New York                                              10018
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   (Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code:        (212) 302-6400
                                                    ----------------------------



                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                     Page 1
                       This document consists of 4 pages.
           The exhibit index is contained on page 4 of this document.

Item 5.     Other Events.
            ------------

            On February 28, 1997, the Board of Directors of Chic by H.I.S, Inc. (the "Company") declared a dividend distribution of one Preferred Share Purchase Right on each outstanding share of Common Stock payable on or about March 24, 1997 to shareholders of record on March 17, 1997. For a further description of the Rights, see the Press Release attached hereto as Exhibit 99 and the Summary of Rights to Purchase Series A Preferred Stock attached as Exhibit C to the Rights Agreement attached hereto as Exhibit 4.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

      (a)   Financial statements of businesses acquired.

                  Not Applicable.

      (b)   Pro forma financial information.

                  Not Applicable.

      (c)   Exhibits.

            4 Rights Agreement, dated as of February 28, 1997, between the Company and Continental Stock Transfer & Trust Company, which includes the Certificate of Designation in respect of the Series A Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Series A Preferred Stock as Exhibit C. Pursuant to the Rights Agreement, Right Certificates will not be mailed until after the Separation Date (as defined therein).

            99 Press Release, dated February 28, 1997, announcing the adoption of the Rights Agreement and the dividend distribution of the Rights.

                                SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              CHIC BY H.I.S, INC.



                           By  /s/ Burton M. Rosenberg
                               -----------------------------------
                               Burton M. Rosenberg
                               Chairman and Chief Executive Officer


Dated:  March 11, 1997

                              EXHIBIT INDEX



                                                                   Sequentially
Exhibit                                                            Numbered
Number           Exhibit                                           Page
------           -------                                           ----
4                Rights Agreement, dated as of February 28,
                 1997, between the Company and Continental
                 Stock Transfer & Trust Company, which
                 includes the Certificate of Designation in respect of the Series A Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Series A Preferred Stock as Exhibit
                 C. Pursuant to the Rights Agreement, Right
                 Certificates will not be mailed until after the Separation Date (as defined therein).

99               Press Release, dated February 28, 1997,
                 announcing the adoption of the Rights
                 Agreement and the dividend distribution of the Rights.